EXHIBIT 10.4(D)

                   AGREEMENT FOR MUTUAL CREDIT ENHANCEMENT,
                   ----------------------------------------
                          CONTRIBUTION AND INDEMNITY
                          --------------------------


      This AGREEMENT FOR MUTUAL CREDIT ENHANCEMENT, CONTRIBUTION AND INDEMNITY ("this Agreement") is made and entered into, as of March 6, 2000, by and among MANUEL D. MEDINA and TERREMARK FORTUNE HOUSE #2, LTD. (collectively the "Primary Obligors"), TERREMARK HOLDINGS, INC., TERREMARK GROUP, INC., TERREMARK CONSTRUCTION SERVICES, INC., TERREMARK DEVELOPMENT, INC., TERREMARK FINANCIAL SERVICES, INC., TERREMARK HOSPITALITY SERVICES, INC., TERREMARK MANAGEMENT SERVICES, INC., TERREMARK NORTHEAST, INC., TERREMARK REALTY, INC., TERREMARK CENTRE GP, INC., TERREMARK CENTRE PARTNER, INC. and TERREMARK BRICKELL, LTD. (collectively the "Secondary Obligors," the Primary Obligors and the Secondary Obligors being collectively the "Obligors")

                        STATEMENT OF PURPOSE AND INTENT
                        -------------------------------

      Ocean Bank has agreed to make revolving credit loans (the "Loans," the proceeds thereof being the "Loan Proceeds") to either or both of the Primary Obligors pursuant to a Credit Agreement, a Revolving Promissory Note in the principal amount of $15,000,000 and certain other loan documents (collectively the "Loan Documents"), but only if the Loans are made collectively to the Primary Obligors, the Primary Obligors are jointly and severally primarily liable for payment thereof and the Secondary Obligors jointly and severally guaranty payment thereof.

      As a specific inducement to Ocean Bank to make the Loans, it is the purpose and intent of this Agreement to provide that to the extent any Obligor would, but for the operation of this Agreement, be rendered insolvent under any applicable law by reason of its incurring of obligations with respect to the Loans, such Obligor shall have an enforceable claim against the other Obligors of a nature and in an amount sufficient to constitute an asset of such Obligor of sufficient value to render such Obligor solvent as of the date of the incurring of such obligations, for all purposes under applicable law. This Agreement shall in no event be interpreted in any manner inconsistent with such intent.

                                  AGREEMENTS
                                  ----------

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and promises set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, each of the Obligors hereby agrees with the others as follows:

1. Stipulation as to Adequacy of Consideration. To the extent any Obligor incurs, by reason of its obligations with respect to the Loans or its obligations to other Obligors under this Agreement, any liability or obligation in excess of the amount of Loan Proceeds actually distributed (directly or

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
EXHIBIT 10.4(D)

indirectly) to such Obligor, such Obligor acknowledges, agrees, stipulates and expressly represents to Ocean Bank that the mutual promises of all of the Obligors under this Agreement constitute full, fair, adequate and sufficient consideration for the incurring of such obligations or liabilities.

2. Contribution Rights; Subrogation. To the extent any Obligor is required, by reason of its obligations as co-obligor with respect to the Loans, to pay to Ocean Bank an amount greater than the amount representing that portion of the Loan Proceeds actually received (directly or indirectly) by such Obligor, such Obligor shall have an enforceable right of contribution against the remaining Obligors, and the remaining Obligors shall be jointly and severally liable, for repayment of the full amount of such excess payment. Such Obligor further shall be subrogated to any and all rights of Ocean Bank against the remaining Obligors to the extent of such excess payment; provided, however, that each of the Obligors hereby expressly agrees that any right of subrogation granted or confirmed by this Agreement or arising under any applicable law shall in all respects be fully subordinate to all rights of Ocean Bank under the Loan Documents, and each Obligor further hereby expressly agrees that it shall not enforce, nor shall it be entitled to enforce, any such right of subrogation unless and until such time as all of the obligations to Ocean Bank under the Loan Documents shall have been fully, finally and indefeasibly paid and such payment is not subject to avoidance under Title 11 of the United States Code or any other applicable law.

3. Under-Capitalization Indemnity. To the extent that any Obligor would, but for the operation of this Agreement and by reason of its incurring of obligations with respect to the Loans, be rendered insolvent for any purpose under applicable law, each of the other Obligors hereby agrees to indemnify such Obligor and commit to make a contribution to such Obligor's capital in an amount at least equal to the amount necessary to prevent such Obligor from having been rendered insolvent by reason of the incurring of any such obligations.

4. Further Contribution and Indemnity. To the extent that any Obligor would, but for the operation of this Agreement, be rendered insolvent under any applicable law by reason of its incurring of obligations to any other Obligor under the foregoing paragraphs 2 and 3, such Obligor shall, in turn, have rights of contribution and indemnity to the full extent provided in the foregoing paragraphs 2 and 3, against the remaining Obligors, such that all obligations of all of the Obligors to Ocean Bank under the Loan Documents and under this Agreement shall be allocated in a manner such that no Obligor shall be rendered insolvent for any purpose under applicable law by reason of its incurring of such obligations.

5. Subordination to Rights of Ocean Bank. The rights of any Obligor to contribution or indemnity under this Agreement or under applicable law shall in all events and all respects be subject and subordinate to Ocean Bank's rights under the Loan Documents and subject to the prior full, final and indefeasible payment to Ocean Bank of all amounts due under the Loan Documents and no such right may be exercised until all of such amounts have been fully, finally and indefeasibly paid and such payments are in no event subject to avoidance under Title 11 of the United States Code or any other applicable law.


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
EXHIBIT 10.4(D)

6. Non-Modification; Continuing Joint and Several Liability to Ocean Bank. The Obligors have entered into this Agreement to provide Ocean Bank with further assurance of the solvency of each of the Obligors. Ocean Bank may therefore rely on this Agreement for such purpose; and this Agreement may not be terminated, modified or amended without Ocean Bank's consent (as a third- party beneficiary of this Agreement) until all amounts due under the Loan Documents have been fully, finally and indefeasibly paid and such payments are in no event subject to avoidance under Title 11 of the United States Code or any other applicable law. Notwithstanding anything herein to the contrary, vis-a-vis Ocean Bank, the liability and obligations of each Primary Obligor under the Note and of each Secondary Obligor under its guaranty of the Loans shall be joint and several with such liability and obligations of the other Obligors.

7. Severability. To the extent any provision of this Agreement, or any obligations incurred by any Obligor under this Agreement, is determined to be void, subject to avoidance, or otherwise unenforceable under applicable law, the remaining provisions of this Agreement and remaining obligations of the Obligors shall remain of full force and effect to the full extent consistent with such determination. To the extent, notwithstanding the operation of the foregoing paragraph 4, that obligations and liabilities of the Obligors to Ocean Bank under the Loan Documents and to each other under this Agreement cannot be allocated such that all of the Obligors are solvent for all purposes under applicable law, such rights and obligations between and among the Obligors shall be allocated in a manner such that Ocean Bank shall in all respects recover the maximum amount against the Obligors that can be accomplished under such allocation.

      IN WITNESS WHEREOF, the Obligors have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first above written.


                                 ___________________________________________
                                 MANUEL D. MEDINA



                                 TERREMARK FORTUNE HOUSE #2, LTD.

                                 By:  TERREMARK FORTUNE HOUSE #2, INC.,
                                      its sole general partner


                                      By:____________________________________
                                      Name:__________________________________
                                      Title:_________________________________

                                 By:  TERREMARK HOLDINGS, INC.



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
EXHIBIT 10.4(D)

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________



                                 TERREMARK GROUP, INC.


                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________



                                 TERREMARK CONSTRUCTION SERVICES, INC.


                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________


                                 TERREMARK DEVELOPMENT, INC.


                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________



                                 TERREMARK FINANCIAL SERVICES, INC.


                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________



                                 TERREMARK HOSPITALITY SERVICES, INC.



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
EXHIBIT 10.4(D)

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________




                                 TERREMARK MANAGEMENT SERVICES, INC.

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________



                                 TERREMARK NORTHEAST, INC.


                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________




                                 TERREMARK REALTY, INC.


                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________




                                 TERREMARK CENTRE GP, INC.


                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________




                                 TERREMARK CENTRE PARTNER, INC.


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
EXHIBIT 10.4(D)

                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________







                                      TERREMARK BRICKELL, LTD.

                                      By: TERREMARK BRICKELL, INC.,
                                      its sole general partner


                                 By:_________________________________________
                                 Name:_______________________________________
                                 Title:______________________________________


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